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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event report) August 13, 1996
                                                        ---------------

                             APPLIED MATERIALS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



        Delaware                         0-6920                   94-1655526
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(State or other jurisdiction     (Commission File Number)         (IRS employer
of Incorporation)                                                 identification
                                                                  number)

3050 Bowers Avenue, Santa Clara, California                       95054-3299
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code                (408) 727-5555
                                                                  --------------

                                  Inapplicable
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(Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         On August 13, 1996, the Company issued a press release announcing its results of operations for the three and nine month periods, ended on July 28, 1996, of fiscal year 1996. A copy of the financial statements attached to the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits


             Exhibit Number            Exhibit
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                  99.1                 Financial Statements attached to Press
                                       Release, dated August 13, 1996, of
                                       Applied Materials, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 13, 1996



                                                   APPLIED MATERIALS, INC.
                                                            (Registrant)



                                                   By: \s\Gerald F. Taylor
                                                       -------------------------
                                                       Gerald F. Taylor
                                                       Senior Vice President and
                                                       Chief Financial Officer
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                                  EXHIBIT INDEX



Exhibit Number            Exhibit
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     99.1                 Financial Statements attached to Press Release, dated
                          August 13, 1996, of Applied Materials, Inc.